Non-Qualified STOCK OPTION AGREEMENT
                                    under the
                                   EPLUS INC.
               AMENDED AND RESTATED 1998 LONG-TERM INCENTIVE PLAN


                  Optionee: ______________________________________________

                  Number Shares Subject to Option:________________________

                  Exercise Price per Share:_______________________________

                  Date of Grant:__________________________________________


     1. Grant of Option. ePlus inc. (the "Company") hereby grants to the Optionee named above (the "Optionee"), under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan (the "Plan"), a Non-Qualified Stock Option to purchase, on the terms and conditions set forth in this agreement (this "Option Agreement"), the number of shares indicated above of the Company's $0.01 par value common stock (the "Stock"), at the exercise price per share set forth above (the "Option"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Plan.

     2. Vesting of Option. Unless the exercisability of the Option is accelerated in accordance with Article 14 of the Plan, the Option shall vest (become exercisable) 20% on the first anniversary of the date of grant, 20% on the second anniversary of the date of grant, and 20% on the third anniversary of the date of grant, 20% on the fourth anniversary and 20% on the fifth anniversary of the date of grant.

     3. Period of Option and Limitations on Right to Exercise. The Option will, to the extent not previously exercised, lapse under the earliest of the following circumstances; provided, however, that the Committee may, prior to the lapse of the Option under the circumstances described in paragraphs (b), (c) and
(d) below, provide in writing that the Option will extend until a later date:

          (a) The Option shall lapse as of 5:00 p.m., Eastern Time, on the fifth year and three month anniversary of the date of grant (the "Expiration Date").

          (b) The Option shall lapse three months after the Optionee's termination of employment or service as a director or consultant for any reason other than the Optionee's death or Disability; provided, however, that if the Optionee's employment or service is terminated by the Company for Cause, the Option shall lapse immediately.

          (c) If the Optionee's employment or service as a director or consultant terminates by reason of Disability, the Option shall lapse one year after the date of the Optionee's termination of employment or service.

          (d) If the Optionee dies while employed or otherwise in service as a director or consultant, or during the three-month period described in subsection (b) above or during the one-year period described in subsection
     (c) above and before the Option otherwise lapses, the Option shall lapse one year after the date of the Optionee's death. Upon the Optionee's death, the Option may be exercised by the Optionee's beneficiary.

     If the Optionee or his beneficiary exercises an Option after termination of employment or service, the Option may be exercised only with respect to the shares that were otherwise vested on the Optionee's termination of employment or service (including vesting by acceleration in accordance with Article 14 of the Plan).

     4. Exercise of Option. The Option shall be exercised by written notice directed to the Secretary of the Company at the principal executive offices of the Company, in substantially the form attached hereto as Exhibit A, or such other form as the Committee may approve. If the person exercising the Option is not the Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. Unless the exercise is a broker-assisted "cashless exercise" as described below, such written notice shall be accompanied by full payment in cash, shares of Stock previously acquired by the Optionee (which shares may be delivered by attestation or actual delivery of one or more certificates), or any combination thereof, for the number of shares specified in such written notice; provided, however, that if shares of Stock are used to pay the exercise price, such shares must have been held by the Optionee for at least six months. The Fair Market Value of the surrendered Stock as of the last trading day immediately prior to the exercise date shall be used in valuing Stock used in payment of the exercise price. To the extent permitted under Regulation T of the Federal Reserve Board, and subject to applicable securities laws, the Option may be exercised through a broker in a so-called "cashless exercise" whereby the broker sells the Option shares and delivers cash sales proceeds to the Company in payment of the exercise price. In such case, the date of exercise shall be deemed to be the date on which notice of exercise is received by the Company and the exercise price shall be delivered to the Company on the settlement date.

     Subject to the terms of this Option Agreement, the Option may be exercised at any time and without regard to any other option held by the Optionee to purchase stock of the Company. No fractional shares of Stock shall be issued upon exercise of the Option.

     5. Beneficiary Designation. The Optionee, by written notice to the Commmittee, may designate one or more persons (and from time to time change such designation) including the Optionee's legal representative, who, by reason of the Optionee's death, shall acquire the right to exercise all or a portion of the Option. If no beneficiary has been designated or survives the Optionee, the Option may be exercised by the personal representative of the Optionee's estate. If the person with exercise rights desires to exercise any portion of the Option, such person must do so in accordance with the terms and conditions of this Agreement and the Plan.

     6. Withholding. The Company has the authority and the right to deduct or withhold, or require the Optionee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Optionee's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the exercise of the Option. Such withholding requirement may be satisfied, in whole or in part, at the election of the Company, by withholding from the Option shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Committee establishes.

     7. Limitation of Rights. The Option does not confer to the Optionee or the Optionee's personal representative any rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with the exercise of the Option. Nothing in this Option Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate the Optionee's service at any time, nor confer upon the Optionee any right to continue in the service of the Company or any Parent or Subsidiary.

     8. Stock Reserve. The Company shall at all times during the term of this Option Agreement reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Option Agreement.

     9. Optionee's Covenant. The Optionee hereby agrees to use his best efforts to provide services to the Company in a workmanlike manner and to promote the Company's interests.

     10. Restrictions on Transfer and Pledge. The Option may not be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or be subject to any lien, obligation, or liability of the Optionee to any other party other than the Company or a Parent or Subsidiary. The Option is not assignable or transferable by the Optionee other than by will or the laws of descent and distribution; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation and (ii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable options. The Option may be exercised during the lifetime of the Optionee only by the Optionee or any permitted transferee.

     11. Restrictions on Issuance of Shares. If at any time the Board shall determine in its discretion, that listing, registration or qualification of the shares of Stock covered by the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Option, the Option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     12. Plan Controls. The terms contained in the Plan are incorporated into and made a part of this Option Agreement and this Option Agreement shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Option Agreement, the provisions of the Plan shall be controlling and determinative.

     13. Successors. This Option Agreement shall be binding upon any successor of the Company, in accordance with the terms of this Option Agreement and the Plan.

     14. Severability. If any one or more of the provisions contained in this Option Agreement are invalid, illegal or unenforceable, the other provisions of this Option Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

     15. Notice. Notices and communications under this Option Agreement must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

         ePlus inc.
         13595 Dulles Technology Drive
         Herndon, VA 20171
         Attn: Secretary

or any other address designated by the Company in a written notice to the Optionee. Notices to the Optionee will be directed to the address of the Optionee then currently on file with the Company, or at any other address given by the Optionee in a written notice to the Company.

     IN WITNESS WHEREOF, ePlus inc., acting by and through its duly authorized officers, has caused this Option Agreement to be executed, and the Optionee has executed this Option Agreement, all as of the day and year first above written.

                                   ePlus inc.

                                   By:__________________________________________
                                   Name:
                                   Title:

                                   Date:________________________________________


                                   OPTIONEE:____________________________________

                                   Date:________________________________________

                                    EXHIBIT A

                    NOTICE OF EXERCISE OF OPTION TO PURCHASE
                                 COMMON STOCK OF
                                   EPLUS INC.

                                             Name:    __________________________
                                             Address: __________________________
                                             Date:    __________________________

ePlus inc.
13595 Dulles Technology Drive
Herndon, VA 20171
Attention: Secretary


Re:      Exercise of Non-Qualified Stock Option
         under the ePlus inc. Amended and Restated 1998 Long-Term Incentive Plan

     I elect to purchase ______________ shares of the Common Stock of ePlus inc. ("ePlus") pursuant to my Stock Option Agreement dated ______________. The exercise price of the Option is $_______ per share.

     The purchase will take place on the Exercise Date, which will be (i) as soon as practicable following the date of this notice and all other necessary forms and payments are received by ePlus, unless I specify a later date (not to exceed 30 days following the date of this notice), or (ii) in the case of a broker-assisted cashless exercise (as indicated below), the date of this notice.

     I acknowledge that I am not entitled to receive any shares of ePlus Stock until I have (i) paid the exercise price in full and (ii) satisfied my tax withholding obligations, in one of the methods permitted below.

     1. Payment of Exercise Price. On or before the Exercise Date (or, in the case of a broker-assisted cashless exercise, on the settlement date following the Exercise Date), I will pay the full exercise price in the form specified below (check one):

     [ ] Cash Only: by delivering a check to ePlus for $___________, which is the full amount of the exercise price.

     [ ] Cash and Shares: by delivering a check to ePlus for $_________ for part of the exercise price. I will pay the balance of the exercise price by delivering to ePlus shares of ePlus Stock that I have owned for at least six months, which shares have a Fair Market Value as of the Exercise Date equal to the balance of the exercise price of the Option. (Such delivery may be made by attestation of my ownership or by actual delivery of one or more stock certificates duly endorsed for transfer.) If the number of shares of such ePlus Stock so delivered exceeds the number needed to pay the exercise price, ePlus will issue me a new stock certificate for the excess.

     [ ] Shares Only: by delivering to ePlus shares of ePlus Stock that I have owned for at least six months, which shares have a Fair Market Value as of the Exercise Date equal to the full exercise price of the Option. (Such delivery may be made by attestation of my ownership or by actual delivery of one or more stock certificates duly endorsed for transfer.) If the number of shares of s uch ePlus Stock so delivered exceeds the number needed to pay the exercise price, ePlus will issue me a new stock certificate for the excess.

     [ ] Cash From Broker: by delivering the exercise price and the required tax withholding amount from ________________________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System (the "Broker"). I authorize ePlus to (i) create an account for me with the Broker into which the Option shares shall be delivered, (ii) issue a stock certificate in my name for the number of shares indicated above, and
         (iii) deliver such stock certificate directly to the Broker for deposit into my account upon receiving the exercise price and the required tax withholding amount from the Broker.

     2. Withholding Taxes. On or before the Exercise Date, I will satisfy my tax withholding obligations in the form specified below (check one):

     [ ] Cash Only: by delivering a check to ePlus for the full tax withholding amount.

     [ ] Cash and Shares: by delivering a check to ePlus for part of the tax withholding amount. I will pay the balance of the tax withholding amount by delivering to ePlus shares of ePlus Stock that I have owned for at least six months, which shares have a Fair Market Value as of the Exercise Date equal to the balance of the required tax withholding amount. (Such delivery may be made by attestation of my ownership or by actual delivery of one or more stock certificates duly endorsed for transfer.) If the number of shares of ePlus Stock so delivered exceeds the number needed to pay the tax withholding amount, ePlus will issue me a new stock certificate for the excess.

     [ ] Shares Only: by delivering to ePlus shares of ePlus Stock that I have owned for at least six months, which shares have a Fair Market Value as of the Exercise Date equal to the required tax withholding amount. (Such delivery may be made by attestation of ownership or by actual delivery of one or more stock certificates duly endorsed for transfer.) If the number of shares of ePlus Stock so delivered exceeds the number needed to pay the tax withholding amount, ePlus will issue me a new stock certificate for the excess.

     [ ] Withholding of Shares to Cover Minimum Obligation: by having ePlus withhold shares of Stock from the Option having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes.

     [ ] Cash From  Broker:  I elected  under  Paragraph 1 of this notice to pay
         BOTH the exercise price of the Option and the required tax withholding amount in a broker-assisted cashless exercise.

Please deliver the stock certificate to me (unless I have chosen to pay the exercise price and tax withholding through a broker).

                                Very truly yours,


                                _________________

AGREED TO AND ACCEPTED:

ePlus inc.

By: ___________________________________

Title: __________________________________

Number of Option Shares
Exercised: ______________________________

Number of Option Shares
Remaining: _____________________________

Date: _________________________________





























                                      -6-